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                            FIRST EAGLE FUNDS, INC.

                             FIRST EAGLE GOLD FUND

                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                                 (800) 334-2143

                        SUPPLEMENT DATED MARCH 17, 2003
                     TO STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 1, 2003

       First Eagle Gold Fund Investment Program (effective May 15, 2003)

The First Eagle Gold Fund is intended to provide investors with a vehicle for investing in the precious metals industry. Accordingly, the Fund has a policy of investing at least 80% of its total assets in that industry. Effective May 15, 2003, this policy will be revised to include direct precious metal investments for purposes of that '80% test,' as follows:

    Under normal market conditions, at least 80% of the value of the Fund's total assets will be invested in precious metals and/or securities (which may include both equity and, to a limited extent, debt securities) directly related to precious metals or of issuers principally engaged in gold or other precious metal operations. This includes securities of gold mining finance companies as well as operating companies with long-, medium- or short-life mines.

Also effective May 15, 2003, the Fund's policy with respect to its 'primary' investments will be revised to include direct precious metals investments, as follows:

    To achieve its objective, the Fund will invest primarily in precious metals and/or securities directly related to precious metals or of companies engaged in mining, processing, dealing in or holding gold or other precious metals such as silver, platinum and palladium, both in the United States and in foreign countries.

As you know, the Fund already invests significantly in precious metals. These changes simply enhance its flexibility in doing so. Your portfolio managers at Arnhold and S. Bleichroeder Advisers, LLC and your Board of Directors are confident that this will enable the Fund to more fully participate in the precious metals markets on your behalf. NONE OF THE CHANGES AFFECT THE FUND'S INVESTMENT OBJECTIVE, WHICH IS GROWTH OF CAPITAL. SIMILARLY, NONE OF THE CHANGES AFFECT THE NATURE OF THE RISKS DESCRIBED IN THE FUND'S PROSPECTUS.

                                   *    *    *

This information supplements, and to the extent inconsistent therewith, replaces, the information contained in the Fund's Statement of Additional Information, including but not limited to information contained in the section entitled 'Investment Objective, Policies and Restrictions -- Investment Objective of the Funds -- Gold Fund.'